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                                                                    EXHIBIT 21.1


                       FIRST INDUSTRIAL REALTY TRUST, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                    STATE OF
                                                    INCORPORATION
NAME                                                FORMATION           REGISTERED NAMES IN FOREIGN JURISDICTIONS
----------------------------------------------      --------------      -----------------------------------------
First Industrial, L.P.                              Delaware            First Industrial (Alabama), Limited Partnership
                                                                        First Industrial (Michigan), Limited Partnership
                                                                        First Industrial (Minnesota), Limited Partnership
                                                                        First Industrial (Tennessee), L.P.
                                                                        First Industrial Limited Partnership

First Industrial Finance Corporation                Maryland            N/A

First Industrial Financing Partnership, L.P.        Delaware            First Industrial Financing Partnership, Limited Partnership
                                                                        First Industrial Financing Partnership (Alabama),
                                                                        Limited Partnership
                                                                        First Industrial Financing Partnership (Minnesota),
                                                                        Limited Partnership
                                                                        First Industrial Financing Partnership (Wisconsin),
                                                                        Limited Partnership

First Industrial Enterprises of Michigan, Inc.      Michigan            N/A

First Industrial Group of Michigan, Inc.            Michigan            N/A

First Industrial of Michigan, Inc.                  Michigan            N/A

First Industrial Associates of Michigan, Inc.       Michigan            N/A

First Industrial Construction Company of            Michigan            N/A
   Michigan, Inc.

First Industrial Acquisitions, Inc.                 Maryland            FIR Acquisitions, Inc.

First Industrial Pennsylvania Corporation           Maryland            N/A

First Industrial Pennsylvania, L.P.                 Delaware            N/A

First Industrial Harrisburg Corporation             Maryland            N/A

First Industrial Harrisburg, L.P.                   Delaware            N/A

First Industrial Securities Corporation             Maryland            N/A

First Industrial Securities, L.P.                   Delaware            First Industrial Securities, Limited Partnership

First Industrial Mortgage Corporation               Maryland            N/A

First Industrial Mortgage Partnership, L.P.         Delaware            First Industrial MP, L.P.

First Industrial Indianapolis Corporation           Maryland            N/A

First Industrial Indianapolis, L.P.                 Delaware            N/A

FI Development Services Corporation                 Maryland            N/A




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
FI Development Services, L.P.                       Delaware            FIDS (Arizona) L.P.

FI Development Services Group, L.P.                 Delaware            N/A

FR Development Services, L.L.C.                     Delaware            N/A

First Industrial Development Services, Inc.         Maryland            N/A

FR Brokerage Services, Inc.                         Maryland            N/A

FR Management Services, Inc.                        Maryland            N/A

First Industrial Florida Finance Corporation        Maryland            N/A

TK-SV, Ltd.                                         Florida             N/A

First Industrial Telecommunications, L.L.C.         Delaware            N/A

FR Bucks Property Holding, L.P.                     Delaware            N/A

FR Metropolitan Select Property Holding, L.P.       Delaware            N/A

FR Allendale, LLC                                   Delaware            N/A

First Industrial Maryland, LLC                      Maryland            N/A

Holabird I LLC                                      Maryland            N/A

Portal Street Land, LLC                             Maryland            N/A

FR Mendenhall Court, LLC                            Delaware            N/A

FR Lehigh Property Holding, L.P.                    Delaware            N/A

FR California Fund, LLC                             Delaware            N/A
